
Built
to
last.

Fidelity D&D BANCORP, INC.

Annual Meeting of Shareholders – May 7, 2024

Forward-Looking Statements

Certain of the matters discussed in this Annual Report Presentation may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The words "expect," "anticipate," "intend," "plan," "believe," "estimate," and similar expressions are intended to identify such forward-looking statements.

The Company's actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation:

- local, regional and national economic conditions and changes thereto;
- the short-term and long-term effects of inflation, and rising costs to the Company, its customers and on the economy;
- the risks of changes and volatility of interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks;
- securities markets and monetary fluctuations and volatility;
- disruption of credit and equity markets;
- impacts of the capital and liquidity requirements of the Basel III standards and other regulatory pronouncements, regulations and rules;
- governmental monetary and fiscal policies, as well as legislative and regulatory changes;
- effects of short- and long-term federal budget and tax negotiations and their effect on economic and business conditions;
- the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;
- the impact of new or changes in existing laws and regulations, including laws and regulations concerning taxes, banking, securities and insurance and their application with which the Company and its subsidiaries must comply;
- the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters;
- the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the internet;
- the effects of economic conditions of any pandemic, epidemic or other health-related crisis such as COVID-19 and responses thereto on current customers and the operations of the Company, specifically the effect of the economy on loan customers' ability to repay loans;
- the effects of bank failures, banking system instability, deposit fluctuations, loan and securities value changes;
- technological changes;
- the interruption or breach in security of our information systems, continually evolving cybersecurity and other technological risks and attacks resulting in failures or disruptions in customer account management, general ledger processing and loan or deposit updates and potential impacts resulting therefrom including additional costs, reputational damage, regulatory penalties, and financial losses;
- acquisitions and integration of acquired businesses;
- the failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities;
- acts of war or terrorism; and
- the risk that our analyses of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful.

The Company cautions readers not to place undue reliance on forward-looking statements, which reflect analyses only as of the date of this document. The Company has no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

Readers should review the risk factors described in this document and other documents that we file or furnish, from time- to-time, with the Securities and Exchange Commission, including annual reports filed on form 10-K, quarterly reports filed on Form 10-Q and any current reports filed or furnished on Form 8-K.

Vision Statement

Fidelity Bankers are passionate about success and committed to building strong relationships through exceptional client experiences. Fidelity Bank will be the best bank for our bankers to work, our clients to bank, our shareholders to invest, and for our community to prosper.



Fidelity BANK
ELECTRIC CITY
2024



BANK
1902

Fidelity D&D BANCORP

Fidelity D & D Bancorp, Inc. Overview

Company Overview as of March 31, 2024	
Headquarters	Dunmore, PA
Ticker / Exchange	FDBC / NASDAQ
Market Capitalization	$285.2M
Outstanding Shares	5,806,254
Year Established	1902
Branches	21

Financial Overview as of March 31, 2024			
Total Assets	$2,468,896	LTM ROAA	0.70%
Gross Loans	$1,696,202	LTM ROAE	9.12%
Total Deposits	$2,215,996	LTM NIM	2.70%
Loans / Deposits	76.59%	LTM Effic. Ratio	65.25%
TCE / TA	6.98%	NPAs / Assets	0.15%
RBC Ratio	14.78%	Reserves / NPAs	498.31%
Wealth Management AUM	$900 million		

Note: All dollars in thousands unless otherwise noted
Source: S&P Capital IQ Pro as of 03/31/2024



RETAIL BANKING	COMMERCIAL	FEE BASED BUSINESS
•21 branch locations, 25 owned/operated ATMs, and 30,000 ATMs through MoneyPass© •Online and Mobile Banking •Personal Lending •Indirect Auto Lending •Secured and Unsecured Consumer Loans	•C&I CRE Lending •SBA Lending •Cash Management •Card and Payment Services	•Retirement Planning •Wealth Management •Brokerage and Advisory Services •Trust & Fiduciary Services

Fidelity D&D BANCORP, INC.

Your *Fidelity* BANK Executive Team



Daniel J. Santaniello
President
Chief Executive Officer
Joined 2001



Salvatore R. DeFrancesco, Jr.
Executive Vice President
Chief Financial Officer
Joined 2003



Michael J. Pacyna, Jr.
Executive Vice President
Chief Lending Officer
Joined 2015



Ruth Turkington
Executive Vice President
Chief Consumer Banking Officer
Joined 2023



Eugene J. Walsh
Executive Vice President
Chief Operating Officer
Joined 2010

Fidelity D&D BANCORP, INC.

Financial Highlights

Net Income

In 2023, net income decreased $11.8 million, or 39% from 2022.

1st quarter of 2024 net income was $5.1 million, or a $4.6 million increase from 4th quarter 2023.


Net Income
(Dollars in Millions)
$35
$30
$25
$20
$15
$10
$5
$0
$12
$13
$24
$30
$18
2019
2020
2021
2022
2023

Comparison to Q4 2023 unless otherwise stated

Fidelity D&D BANCORP

Financial Highlights

Diluted Earnings Per Share

In 2023, earning per shares decreased $2.10, or 40%, compared to 2022.

1st quarter of 2024 diluted earnings per share was $0.88, or an increase of $0.80 when compared to 4th quarter 2023.



Diluted Earnings Per Share
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$3.03
$2.82
$4.48
$5.29
$3.19
2019
2020
2021
2022
2023

Comparison to Q4 2023 unless otherwise stated.

Net Interest Income & Net Interest Margin

Net Interest Income & Net Interest Margin

- Net Interest Margin decrease 47 bps from 3.28% to 2.81%,
  - Total average interest-earning assets increased $24.1 million
  - Total average interest-bearing liabilities grew $40.2 million
- Net Interest Income decreased $10.1 million. or 13% to $64.9 million.
- PPP income decreased by $1.2 million in 2023.
- Net Interest Margin increased 3 bps from 2.66% for the 4th quarter to 2.69% for the 1st quarter 2024
  - Interest-earing asset yields increased 16 bps.
  - The cost of interest-bearing liabilities increased 15 bps.
  - 1st quarter 2024 Net Interest Income increased $42 thousand to $14.9 million, when compared to the 4th quarter of 2023.

Net Interest Income and annualized Net Interest Margin are shown on a fully tax equivalent basis, which is a non-GAAP measure.
Comparison to 2022 unless otherwise stated.



Net Interest Income ($ in thousands)
and Net Interest In Margin (%)
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
$30,457
$31,715
$44,185
$61,829
$72,274
$62,047
3.52%
3.30%
3.23%
3.28%
2.81%
2018
2019
2020
2021
2022
2023
Net Interest Income
Net Interest Margin

Financial Highlights

Assets

Total assets Increase by $125 million, or 5% in 2023 when compared to 2022.

Assets remained constant at $2.5 billion as of 1st quarter 2024.



Assets
(Dollars in Millions)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,010
$1,700
$2,419
$2,378
$2,503
2019
2020
2021
2022
2023

Comparison to Q4 2022 unless otherwise stated

Balance Sheet Mix

Loan Portfolio

- Loans increased $122 million or 7.7% over 2022.
- Non-Owner Occupied CRE at 184% of Total Capital.
- Loan-to-Deposit Ratio of 77.2%.
- Consumer Loans includes auto, home equity lending and other.
- Average FICO in Home Equity portfolio of 742.
- Average FICO in Indirect Non-Recourse portfolio of 752.
- Average FICO in Residential Mortgage portfolio 744.


Commercial & Industrial 14.60%
Commercial R/E Owner 20.40%
Commercial R/E/ Non Owner 18.50%
Direct Consumer 7.50%
Indirect Auto 9.30%
Residential Mortgages 29.70%

- Gross loans of $1.7 billion
- 4.98% loan yield for 2023
- 53.5% of loans are C&I and CRE

** Source FDBC 10-K*
Comparison to Q4 2023 unless otherwise stated.

Balance Sheet Mix

Deposit Base

- Cost of Total Deposits was 1.35% up 107 bps over 2022.
- Cost of Funds was 1.44% up 115 bps over 2022.
- Cost of Interest-bearing Liabilities was 1.93% up 153 bps over 2022.
- Deposits decreased $8 million or 0.4% over 2022.
- Noninterest- bearing Deposits were 24.8% of total deposits at year end 2023.
- Loans-to-Deposit Ratio was 77.2%.
- As of March 31, 2024, more than 81% of total deposits were FDIC insured or fully collateralized.



MMDA 23.00%
Interest-bearing Checking 32.90%
Savings and clubs 9.40%
CDs 9.90%
Non-interest Bearing 24.80%

- Total Deposits of $2.2 billion
- 57.7% of deposits were transaction accounts

** Source FDBC 10-K*
Comparison to 2022 unless otherwise stated.

Fidelity D&D BANCORP, INC.

Deposit Market Share

Lackawanna, PA

Rank	Institution Name	No. of Branches	Deposits ($000)	Market Share
1	PNC Bank, National Association	7	$2,039,038	27.10%
2	The Fidelity Deposit and Discount Bank	9	$1,146,854	15.24%
3	Peoples Security Bank and Trust Company	9	$925,470	12.30%
4	Fncb Bank	6	$750,877	9.98%
5	Nbt Bank, National Association	10	$580,581	7.72%
6	Wells Fargo Bank, National Association	5	$569,072	7.56%
7	Community Bank, National Association	9	$517,152	6.87%
8	First National Bank of Pennsylvania	4	$304,474	4.05%
9	Citizens Savings Bank	4	$256,333	3.41%
10	The Honesdale National Bank	3	$132,095	1.76%
	Total For Institutions In Market	66	$7,522,346	
	Number of Institutions in the Market: 18			

Luzerne, PA

Rank	Institution Name	No. of Branches	Deposits ($000)	Market Share
1	PNC Bank, National Association	11	$1,688,775	22.58%
2	Manufacturers and Traders Trust Company	10	$1,160,209	15.51%
3	Fncb Bank	9	$628,900	8.41%
4	Wells Fargo Bank, National Association	4	$625,469	8.36%
5	Community Bank, National Association	9	$574,636	7.68%
6	Citizens Bank, National Association	7	$562,732	7.52%
7	The Fidelity Deposit and Discount Bank	6	$480,758	6.43%
8	The Luzerne Bank	8	$465,205	6.22%
9	Truist Bank	5	$380,463	5.09%
10	First Keystone Community Bank	8	$305,306	4.09%
	Total For Institutions In Market	77	$7,473,883	
	Number of Institutions in the Market: 19			

Northampton, PA

Rank	Institution Name	No. of Branches	Deposits ($000)	Market Share
1	Wells Fargo Bank, National Association	9	$1,292,257	17.40%
2	Truist Bank	8	$1,060,613	14.32%
3	Fulton Bank, National Association	9	$1,023,683	13.82%
4	Embassy Bank For The Lehigh Valley	4	$861,159	11.63%
5	PNC Bank, National Association	7	$662,355	8.95%
6	The Fidelity Deposit and Discount Bank	7	$525,682	7.10%
7	Bank of America, National Association	3	$499,702	6.75%
8	TD Bank, National Association	4	$447,489	6.04%
9	Santander Bank, N.A.	2	$243,830	3.29%
10	First Northern Bank and Trust Company	4	$217,807	2.94%
	Total For Institutions In Market	57	$7,404,377	
	Number of Institutions in the Market: 20			

* Source FDIC
As of 6/30/2023

Credit Quality Trends

Nonperforming Assets / Total Assets


0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.50%
0.39%
0.27%
0.17%
0.13%
2019
2020
2021
2022
2023

Allowance for Loan Losses / Gross Loans


1.50%
1.20%
0.90%
1.29%
1.27%
1.09%
1.10%
1.12%
2019
2020
2021
2022
2023

Net Charge-Offs (Recoveries) / Average Loans


0.16%
0.12%
0.08%
0.04%
0.00%
0.15%
0.08%
0.04%
0.04%
0.04%
2019
2020
2021
2022
2023

* Source FDBC 10-K

Fidelity D&D BANCORP, INC.

Regulatory Capital Strength



19.00%
17.00%
15.00%
13.00%
11.00%
9.00%
7.00%
5.00%
14.75%
13.50%
9.79%
15.76%
14.51%
10.39%
16.46%
15.21%
8.81%
14.51%
13.40%
7.94%
14.35%
13.27%
8.69%
14.67%
13.42%
9.15%
14.78%
13.57%
9.21%
2018
2019
2020
2021
2022
2023
Q1 2024
Total Capital Ratio
Tier 1 Capital Ratio
Leverage Ratio

Fidelity D&D BANCORP

Financial Highlights

Dividends Per Share

Dividends have increased 9 years in a row

2023:	$1.46	8.1%
2022:	$1.35	9.8%
2021:	$1.23	7.9%
2020:	$1.14	7.5%
2019:	$1.06	8.2%
2018:	$0.98	11.4%
2017:	$0.88	6.0%
2016:	$0.83	7.8%
2015:	$0.77	5.5%
2014:	$0.73	



Dividends Per Share
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$1.06
$1.14
$1.23
$1.35
$1.46
2019
2020
2021
2022
2023

* Source FDBC 10-K

Strategy & Initiatives

Continue to execute on long-term organic strategy	Continue organic growth in legacy and acquired markets through Fidelity Bank's relationship management and high priority segmentation strategy.
Enhance revenue opportunities created by whole-bank acquisitions	Continue to focus on integration of Fidelity Bank's culture and realize revenue enhancement opportunities created by whole-bank acquisition.
Grow our Wealth Management Business	Continued growth in Wealth Management and Brokerage Services. Engage in opportunistic acquisitions.
Optimize Branch Network	De novo branches in high growth and strategic markets. Consolidate existing branches in sub-optimum locations.
Continue Digital Evolutions	Update Digital Roadmap and execute digital strategy by investing in technology that enhances the client and Banker experience to create operational efficiencies.
Opportunistic Acquisitions of Whole-Banks	Continue to pursue acquisition opportunities that are cultural fits and enhance shareholder value.

Fidelity D&D BANCORP, INC.

Net Promoter Survey Scores

2023Home Loan


83
53

2023 Retail


65
53

Fidelity D&D BANCORP

Wealth Management

Through a client centric approach, Wealth Management non-interest income increased from $2.28 million in 2019 to $3.94 million in 2023, or 14.68% CAGR.

Fidelity BANK
WEALTH MANAGEMENT

Team Based Model

- Planning Focused
- Trust Planning and Administration
- Estate Planning
- Retirement Planning
- Investment Management
- Coordination with Other Professionals (attorney, CPA, etc.)
- Private Banking

Fidelity
Asset Management Services
AT FIDELITY BANK

Single Advisor Model

- Financial Planning
- Individual Retirement Planning
- Investment Management
- Insurance Solutions
- Annuity Solutions
- Business Retirement Plans

Digital Adoption Rates

3% increase in Consumer Online Banking users

7% increase in Fidelity Bank Consumer App users

15% increase in mobile dollars deposited

26% increase in Card Manager users

18% increase in Business Online Banking users

26% increase in Fidelity Bank Business App users

25% increase in online consumer loan applications

100% increase in online consumer loan closings

Comparison of the year 2022 to the year 2023.

Fidelity D&D BANCORP, INC.

Community Involvement & Accolades

- 21,269 hours donated by Bankers since 2018 to community organizations through the Volunteer Time Off program.
- Over $1.3 million given in philanthropic support to organizations, groups and schools throughout the community in 2023.
- Five Star Bauer ranking for 40 consecutive quarters since 2Q14.
- Ranked one of the "Top 200 Community Banks" in the U.S. by American Banker ten consecutive year since 2014.
- Voted "Best Mortgage Company" by readers of the Times Tribune
- Voted "Best Bank" by readers of the Times Tribune eight times in the last eleven years.


OUR BANK IS RATED 5-STARS BY BAUER
Best of Bauer
AWARDED JUNE 2023


AMERICAN BANKER
2023
Top 200 Community Banks
10 YEARS IN A ROW.


2023
READERS' CHOICE
The Times-Tribune

*based on HMDA data

Fidelity D&D BANCORP